POWER OF ATTORNEY


         We, the undersigned Trustees of Standish, Ayer & Wood Master Portfolio, a New York trust (the "Portfolio Trust"), do hereby severally constitute and appoint Richard S. Wood, Edward H. Ladd, David W. Murray and Susan Jakuboski, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacity as trustee, the Registration Statement on Form N-1A to be filed by the Portfolio Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and any and all amendments thereto, (2) any and all amendments to the registration statement on Form N-1A of Standish, Ayer & Wood Investment Trust (the "Investment Trust") under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"),
(3) the registration statement on Form N-1A of any other registered investment company that is or will become a holder of an interest in the Portfolio Trust (a "Holder"), (4) any registration statement on Form N-14, and any and all amendments thereto, filed by the Portfolio Trust, the Investment Trust or any Holder and (5) any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacity as trustee to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument outside the United States on this 10th day of February, 1996.



/s/ D. Barr Clayson                                /s/ Samuel C. Fleming
D. Barr Clayson, Trustee                           Samuel C. Fleming, Trustee



/s/ Benjamin M. Friedman                           /s/ John H. Hewitt
Benjamin M. Friedman, Trustee                      John H. Hewitt, Trustee



/s/ Edward H. Ladd                                 /s/ Caleb Loring
Edward H. Ladd, Trustee                            Caleb Loring III, Trustee



/s/ Richard S. Wood
Richard S. Wood, Trustee